UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  May 29, 2001


                                 USX Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-5153                25-0996816
   ---------------      ---------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-4776
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1. Press Release - "Thomas J. Usher Named Acting President of
               U. S. Steel Group"

Item 9. Regulation FD Disclosure

On May 29, 2001, USX Corporation furnished information under Regulation FD for the press release titled "Thomas J. Usher Named President of U. S. Steel Group". The title and text of the release should read "Thomas J. Usher Named Acting President of U. S. Steel Group". Attached is a copy of the press release in substantially the form released. The filing of this announcement supersedes USX Corporation's earlier filing of such announcement.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President - Accounting



Dated:  May 30, 2001